Exhibit 10.30

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 (“Amendment No. 3”) is entered into as of June 28, 2006, by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the foregoing entities, jointly and severally, “Borrower”), the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the “Agent”).

BACKGROUND

Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of January 6, 2005 (as amended by Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005 and Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrowers have requested Lenders to consent to the prepayment to ACAS of the principal sum of $15,000,000 (representing 50% of the outstanding amount of Term Loan B), utilizing the proceeds of a $15,000,000 Term Loan C to be provided by Lenders.  Term Loan C would constitute an Obligation secured by the Collateral in the same priority as Term Loan A and the Revolving Loans.

Accordingly, Borrowers have requested that Lenders increase the aggregate credit facility to $122,468,572.04, to consist of (a) Term Loan A which, as of the date of this Amendment No. 3, is in the outstanding principal balance of $7,468,572.09, (b) a new Term Loan C which would be in the original principal sum of $15,000,000, and (c) the Revolving Loans in the maximum amount of $100,000,000.  Upon the terms and conditions set forth in this Amendment No. 3, Agent and Lenders have so agreed to amend the Loan Agreement to provide for such increased credit facility on the terms and conditions set forth herein.

Borrowers have also requested Lenders to reset the financial covenants, and to amend certain other provisions of the Loan Agreement; Lenders have agreed to effectuate such modifications to the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.           Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is amended as follows:

(a)           The words “ROCKY SHOES & BOOTS, INC., a corporation organized and existing under the laws of the State of Ohio (‘Parent’)” appearing in the introductory paragraph to the Loan Agreement are hereby amended and restated as follows:

ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio (“Parent”)

(b)           Section 1.1 of the Loan Agreement is amended by inserting the following defined terms in their appropriate alphabetical order:

“Adjusted Indebtedness of Rocky on a Consolidated Basis” shall mean total Indebtedness of Rocky on a Consolidated Basis, provided that for purposes of determining Adjusted Indebtedness of Rocky on a Consolidated Basis as of the end of any fiscal period, the outstanding balance of Revolving Loans and Letter of Credit Liabilities as of the end of such period shall be deemed to be the average outstanding balance of Revolving Loans and Letter of Credit Liabilities as of the end of the four most recently ended fiscal quarter periods, including the period then just ended.

 “Amendment No. 3” shall mean Amendment No. 3 to this Agreement dated as of June 28, 2006.

“Amendment No. 3 Closing Date” shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 3 have been satisfied.

“Term Loan C” means the Advances made pursuant to Section 2.1(B-1).

“Term Loan C Commitment” means (a) as to any Lender, the commitment of such Lender to make its Pro Rata share of Term Loan C in the maximum aggregate amount set forth on the signature page of Amendment No. 3 opposite such Lender‘s signature or in the most recent Assignment and Acceptance Agreements, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Term Loan C.

“Term Note A” means each promissory note of Borrower in form and substance satisfactory to Agent, issued to evidence the Term Loan A Commitment.

“Term Note C” means each promissory note of Borrower in form and substance satisfactory to Agent, issued to evidence the Term Loan C Commitment.

(c)           The following defined terms in Section 1.1 are amended in their entirety to provide as follows:

“Applicable Margin” for each type of Loan shall mean, commencing as of the Amendment No. 3 Closing Date and continuing, until the First Adjustment Date (as hereafter defined), the applicable percentage specified below:

TYPE OF LOAN	APPLICABLE MARGIN FOR DOMESTIC RATE LOANS	APPLICABLE MARGIN FOR LIBOR RATE LOANS
Revolving Advances	0.75%	2.25%
Term Loan A	1.50%	3.00%
Term Loan C	1.50%	3.00%

Thereafter on a quarterly basis, effective as of the first day following receipt by Agent of the internal financial statements of Rocky on a Consolidated Basis required under Section 5.1(E)(b) for the previous fiscal quarter (each day of such delivery, an “Adjustment Date“), commencing with the first Business Day following receipt by Agent of the internal financial statements of Rocky on a Consolidated Basis for the fiscal quarter ending June 30, 2006 required under Section 5.1(E)(b) (the “First Adjustment Date“), the Applicable Margin for each type of Loan shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth below corresponding to the Total Leverage Ratio for the trailing twelve month period ending on the last day of the most recently completed fiscal quarter prior to the applicable Adjustment Date (each such period, a “Calculation Period“):

TOTAL LEVERAGE RATIO	APPLICABLE MARGIN FOR DOMESTIC RATE LOANS			APPLICABLE MARGIN FOR LIBOR RATE LOANS
	Revolving Advances	Term Loan A	Term Loan C	Revolving Advances	Term Loan A	Term Loan C
Greater than or equal to 4.0 to 1.0	1.25%	2.00%	2.00%	2.75%	3.50%	3.50%
Greater than or equal to 3.0 to 1.0 but less than 4.0 to 1.0	1.00%	1.75%	1.75%	2.50%	3.25%	3.25%
Greater than or equal to 2.0 to 1.0 but less than 3.0 to 1.0	0.75%	1.50%	1.50%	2.25%	3.00%	3.00%
Less than 2.0 to 1.0	0.50%	1.25%	1.25%	2.00%	2.75%	2.75%

If Borrower shall fail to timely deliver the financial statements, certificates and/or other information required under Section 5.1(E)(b), each Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above for the period commencing on the required delivery date of such financial statements, certificates and/or other information until the delivery thereof.

“Commitment” or “Commitments” means the commitment or commitments of Lenders to make Loans as set forth in Sections 2.1(A), 2.1(B) and/or 2.1(B-1) and to provide Lender Letters of Credit as set forth in Section 2.1(E).

“Excess Cash Flow” means, for any period, the greater of (a) zero (0); or (b) without duplication, the total of the following for Rocky on a Consolidated Basis, each calculated for such period: (i) EBITDA; plus (ii) tax refunds actually received, to the extent not remitted to Agent pursuant to Section 2.4(B)(5) and applied in prepayment of Term Loan A and/or Term Loan C; less (iii) Capital Expenditures (to the extent actually made in cash and/or due to be made in cash within such period, excluding any Capital Expenditures under or with respect to Capital Leases to the extent of the amount financed thereby, but in no event more than the amount permitted in Section 5.3(E); less (iv) income and franchise taxes paid or accrued excluding any provision for deferred taxes included in the determination of net income; less (v) decreases in deferred income taxes resulting from payments of deferred taxes accrued in prior periods; less (vi) Cash Interest Expense; less (vii) voluntary prepayments made under Section 2.4(C); less (viii) mandatory prepayments from Proceeds of Asset Dispositions made under Section 2.4(B)(2), but only to the extent that the transaction that precipitated the mandatory prepayment increased net income of Borrower, as determined in accordance with GAAP; less (ix) payments of principal paid in cash with respect to all long-term Indebtedness (other than Revolving Loans) and Capital Leases.

“Loan” or “Loans” means an advance or advances under the Term Loan A Commitment, the Term Loan C Commitment or the Revolving Loan Commitment.

“Term Note” means, jointly and severally, Term Note A and Term Note C.

“Total Loan Commitment” means as to any Lender the aggregate commitments of such Lender with respect to its Revolving Loan Commitment, Term Loan A Commitment and Term Loan C Commitment.

(d)           The last sentence of the definition of “Borrowing Base” appearing in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

The calculation of the actual advance rates, utilizing the formulae provided in this definition of Borrowing Base, with respect to different categories of Eligible Inventory, shall be set forth on Exhibit D, which shall be subject to modification from time to time by Agent, including without limitation on the Amendment No. 3 Closing Date (as set forth on Exhibit D to Amendment No. 3) and thereafter following each appraisal conducted by Agent.

(e)           Clauses (2) and (3) of the definition of “Eligible Accounts” appearing in Section 1.1 of the Loan Agreement are each amended by adding the following proviso at the end thereof:

provided, however, that with respect to Accounts due HM Lehigh, such Accounts shall not be considered ineligible due to the provisions of this clause unless the applicable Accounts remain unpaid for more than sixty (60) days after the due date specified in the original invoice or for more than ninety (90) days after the invoice date if no due date was specified;

(f)           Clause (8) of the definition of “Interest Period” appearing in Section 1.1 of the Loan Agreement is amended by deleting the word “five (5)” and by inserting “seven (7)” in lieu thereof.

(g)           The definition of “Senior Debt” appearing in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

“Senior Debt” shall mean Adjusted Indebtedness of Rocky on a Consolidated Basis other than (a) Indebtedness under Term Loan B and (b) any unsecured Indebtedness of Rocky on a Consolidated Basis.

(h)           The definition of the term “Senior Term Loans” appearing in Section 1.1 of the Loan Agreement is deleted in its entirety.

(i)           The definition of “Total Leverage Ratio” appearing in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

“Total Leverage Ratio” shall mean, for any period, the ratio of (x) Adjusted Indebtedness of Rocky on a Consolidated Basis as of the end of such period to (y) EBITDA for such period.

(j)           Section 2.1(B) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(B)      Term Loan A.  On the Closing Date, each Lender extended a loan to Borrower, equal to its Pro Rata Share of the Term Loan A Commitment which, as of the Closing Date, was in the aggregate amount of $18,000,000.  The outstanding principal balance of Term Loan A as of the Amendment No. 3 Closing Date of this Agreement is $7,468,572.09, which sum remains due and owing by Borrowers.  Amounts borrowed under this Section 2.1(B) and repaid may not be reborrowed.  Commencing after the Amendment No. 3 Closing Date, Borrower shall make principal payments in the amount of the applicable Scheduled Installment of Term Loan A (or such lesser principal amount as shall then be outstanding) on the dates set forth below:

(B-1)   Term Loan C.  Each Lender, severally, agrees to lend to Borrower, on the Amendment No. 3 Closing Date, its Pro Rata Share of the Term Loan C Commitment which is in the aggregate amount of $15,000,000. Amounts borrowed under this Section 2.1(B-1) and repaid may not be reborrowed.  Borrower shall make principal payments in the amount of the applicable Scheduled Installment of Term Loan C (or such lesser principal amount as shall then be outstanding) on the dates set forth below:

“Scheduled Installment“ means, for each date set forth below, the amount set forth opposite such date.

Date	Scheduled Installment – Term Loan A	Scheduled Installment – Term Loan C
June 30, 2006	$1,500,000.00
September 30, 2006	$1,500,000.00	$247,381.01
December 31, 2006	$1,500,000.00	$247,381.01
March 31, 2007	$1,500,000.00	$247,381.01
June 30, 2007	$1,468,572.09	$278,808.92
September 30, 2007		$1,747,381.01
December 31, 2007		$1,747,381.01
March 31, 2008		$1,747,381.01
June 30, 2008		$1,747,381.01
September 30, 2008		$1,747,381.01
December 31, 2008		$1,747,381.00
March 31, 2009		$1,747,381.00
June 30, 2009		$1,747,381.00

(k)           Section 2.4(B)(3) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(3)           Prepayments from Excess Cash Flow.  Except with respect to the Fiscal Year ending December 31, 2005, until repayment in full of Term Loan A and Term Loan C, on or prior to June 30 of each year, the Borrowers shall prepay the Obligations in an amount equal to 50% of Excess Cash Flow for such prior Fiscal Year (“Cash Flow Prepayments”) calculated on the basis of the audited financial statements for such Fiscal Year delivered to Agent pursuant to Section 5.1(E)(a).  All Cash Flow Prepayments shall be applied to the Loans in accordance with Section 2.4(E).  Concurrently with the making of any such payment, Parent shall deliver to Agent and Lenders a certificate of Parent’s chief executive officer or chief financial officer demonstrating its calculation of the amount required to be paid. In the event that any such financial statement is not so delivered, then a calculation based upon estimated amounts shall be made by Agent upon which calculation the Borrowers shall make the prepayment required by this Section 2.4(B)(3), subject to adjustment when the financial statement is delivered to Agent as required hereby.  The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Loan Parties to deliver such financial statement.

(l)           Section 2.4(C) of the Loan Agreement is hereby amended by inserting the words “or Term Loan C” immediately following the words “Term Loan A” appearing therein.

(m)           Section 2.4(E) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(E)           Application of Prepayment Proceeds.  Except as otherwise provided therein, all prepayments described in Sections 2.4(B)(2) through 2.4(B)(7) shall first be applied in payment of Scheduled Installments of Term Loan A and Term Loan C, on a pro rata basis, in the inverse order of maturity, and at any time after Term Loan A and Term Loan C shall have been repaid in full, such payments shall be applied (a) if, after giving effect to any such payment (i) no Default or Event of Default has occurred which is then continuing, and (ii) Undrawn Availability shall not be less than $12,500,000, in prepayment and satisfaction of Term Loan B, including both principal and interest accrued thereon and then (b) to reduce the outstanding principal balance of the Revolving Loans but not as a permanent reduction of the Revolving Loan Commitment; provided, however, that (x) the application of any proceeds from the issuance of proceeds of the issuance of securities described in Section 2.4(B)(4) (an “Issuance”) shall be applied as follows: (i) first, in full prepayment and satisfaction of Term Loan A, including both principal and interest accrued thereon, (ii) second, in full prepayment and satisfaction of Term Loan C, including both principal and interest accrued thereon, (iii) third in full prepayment and satisfaction of Term Loan B, including both principal and interest accrued thereon, and (iv) fourth, in the event any excess proceeds remain following the payment of underwriting fees and other reasonable professional fees associated with the Issuance, to pay any applicable prepayment premiums associated with the prepayment of Term Loan A, Term Loan B and Term Loan C and (v) fifth, to repay outstanding Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment and (y) the application of any proceeds of tax refunds described in Section 2.4(B)(5) which consist of tax refunds anticipated to be received each year by the applicable Borrower in its ordinary course of doing business, as reasonably determined by Agent, shall be applied to reduce the outstanding principal balance of the Revolving Loans but not as a permanent reduction of the Revolving Loan Commitment.  Considering each type of Loan being prepaid separately, any such prepayment shall be applied first to Base Rate Loans of the type required to be prepaid before application to LIBOR Loans of the type required to be prepaid.

(n)           Section 2.7(A) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(A)           Grant of Liens in the Collateral.  To secure the payment and performance of the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, each Loan Party hereby grants to Agent, for the benefit of Agent and Lenders, a continuing security interest in, lien and mortgage in and to, right of setoff against and collateral assignment of all of such Loan Party’s assets, other than Excluded Property, in each case, whether now owned or existing or hereafter acquired or arising and regardless of where located including, without limitation, all: (1) Accounts; (2) Chattel Paper; (3) Commercial Tort Claims, including those specified on Schedule 2.7(A); (4) Deposit Accounts and cash and other monies and property of such Loan Party in the possession or under the control of Agent, any Lender or any participant of any Lender in the Loans; (5) Documents; (6) Equipment; (7) Fixtures; (8) General Intangibles (including Intellectual Property); (9) Goods; (10) Instruments; (11) Inventory; (12) Investment Property; (13) Letter-of-Credit Rights and Supporting Obligations; (14) other Personal Property whether or not subject to the UCC; and (15) Additional Mortgaged Property; together with all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and Proceeds and products of all or any of the property described above (all of the above being collectively referred to as the “Collateral“).

(o)           Clause (g) of Section 5.1(E) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(g)           Borrowing Base Certificate.  On a weekly basis (or more frequently if required by Agent), on Tuesday of each week (unless a different day or more frequent days are required by Agent) a Borrowing Base Certificate calculated as of the last Business Day of the immediately preceding week; provided, however, that the information set forth on each Borrowing Base Certificate with respect to Eligible Inventory shall be updated on a monthly basis not later than thirty (30) days after the end of each calendar month.

(p)           Section 5.2(R) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(R)           Changes Relating to Note Purchase Documents; Prepayments.  The Loan Parties shall not change or amend the terms of the Note Purchase Agreement or any Term Note B, if such amendment shall not be permitted in accordance with the terms of the Intercreditor Agreement, as amended from time to time, nor shall Loan Parties make any prepayments in any Fiscal Year in respect of Term Note B except, (x) subsequent to the making of Cash Flow Prepayments to Agent in accordance with Section 2.4(B)(3), (y) in aggregate amounts equal to not more than 25% of Excess Cash Flow for the applicable prior Fiscal Year and (z) in the aggregate amount equal to $15,000,000, on or about the Amendment No. 3 Closing Date.

(q)           Section 5.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

5.3.           Financial Covenants.  Parent covenants that, so long as any of the Commitments hereunder shall be in effect and until indefeasible payment in full, in cash of all Obligations and termination of all Lender Letters of Credit, it shall maintain, on a consolidated basis, the following:

(A)           Fixed Charge Coverage.  A minimum Fixed Charge Coverage Ratio as of the end of each period set forth below of not less than the respective ratio set forth below:

Period	Fixed Charge Coverage Ratio

Four Quarters ending June 30, 2006	1.00 to 1.00
Four Quarters ending September 30, 2006	1.00 to 1.00
Four Quarters ending December 31, 2006	1.00 to 1.00
Four Quarters ending March 31, 2007	1.00 to 1.00
Four Quarters ending June 30, 2007	1.00 to 1.00
Four Quarters ending September 30, 2007	1.00 to 1.00
Four Quarters ending December 31, 2007	1.00 to 1.00
Four Quarters ending March 31, 2008	1.00 to 1.00
Four Quarters ending June 30, 2008	1.00 to 1.00
Four Quarters ending September 30, 2008	1.00 to 1.00
Four Quarters ending December 31, 2008	1.00 to 1.00
Each four Quarter period ending thereafter	1.00 to 1.00

(B)           Total Leverage.  A Total Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Total Leverage Ratio

Four Quarters ending June 30, 2006	3.80 to 1.00
Four Quarters ending September 30, 2006	3.80 to 1.00
Four Quarters ending December 31, 2006	3.80 to 1.00
Four Quarters ending March 31, 2007	3.75 to 1.00
Four Quarters ending June 30, 2007	3.65 to 1.00
Four Quarters ending September 30, 2007	3.55 to 1.00
Four Quarters ending December 31, 2007	3.40 to 1.00
Four Quarters ending March 31, 2008	3.35 to 1.00
Four Quarters ending June 30, 2008	3.30 to 1.00
Four Quarters ending September 30, 2008	3.25 to 1.00
Four Quarters ending December 31, 2008	3.10 to 1.00
Four Quarters ending March 31, 2009	3.00 to 1.00
Four Quarters ending June 30, 2009	3.00 to 1.00
Four Quarters ending September 30, 2009	3.00 to 1.00
Each four Quarter period ending thereafter	2.90 to 1.00

(C)           Minimum EBITDA.  EBITDA as of the end of each period set forth below in an amount not less than the respective amount set forth below:

Period	Minimum EBITDA

Four Quarters ending June 30, 2006	$30,000,000
Four Quarters ending September 30, 2006	$30,000,000
Four Quarters ending December 31, 2006	$30,000,000
Four Quarters ending March 31, 2007	$30,000,000
Four Quarters ending June 30, 2007	$30,000,000
Four Quarters ending September 30, 2007	$30,000,000
Four Quarters ending December 31, 2007	$30,600,000
Four Quarters ending March 31, 2008	$30,600,000
Four Quarters ending June 30, 2008	$30,600,000
Four Quarters ending September 30, 2008	$30,600,000
Four Quarters ending December 31, 2008	$31,400,000
Four Quarters ending March 31, 2009	$31,400,000
Four Quarters ending June 30, 2009	$31,400,000
Four Quarters ending September 30, 2009	$31,400,000
Each four Quarter period ending thereafter	$32,200,000

(D)           Senior Leverage Ratio.  A Senior Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Senior Leverage Ratio

Four Quarters ending June 30, 2006	3.30 to 1.00
Four Quarters ending September 30, 2006	3.30 to 1.00
Four Quarters ending December 31, 2006	3.30 to 1.00
Four Quarters ending March 31, 2007	3.25 to 1.00
Four Quarters ending June 30, 2007	3.15 to 1.00
Four Quarters ending September 30, 2007	3.05 to 1.00
Four Quarters ending December 31, 2007	2.90 to 1.00
Four Quarters ending March 31, 2008	2.85 to 1.00
Four Quarters ending June 30, 2008	2.80 to 1.00
Four Quarters ending September 30, 2008	2.75 to 1.00
Four Quarters ending December 31, 2008	2.60 to 1.00
Four Quarters ending March 31, 2009	2.50 to 1.00
Four Quarters ending June 30, 2009	2.50 to 1.00
Four Quarters ending September 30, 2009	2.50 to 1.00
Each four Quarter period ending thereafter	2.40 to 1.00

(E)           Capital Expenditures.  Capital Expenditures made by Rocky on a Consolidated Basis during any Fiscal Year set forth below, in the aggregate together with all expenditures in respect of Capital Leases, that would exceed the amount set forth opposite each Fiscal Year below; provided, that any unused portion of any such annual amount in each Fiscal Year, up to twenty-five percent (25%) of such maximum amount set forth below may be carried over solely to the immediately succeeding Fiscal Year:

Period	Maximum Capital Expenditures

Fiscal Year ending December 31, 2005	$6,500,000
Fiscal Year ending December 31, 2006	$6,500,000
Fiscal Year ending December 31, 2007	$6,500,000
Fiscal Year ending December 31, 2008	$6,500,000

(F)           Undrawn Availability.  At all times Undrawn Availability shall not be less than $5,000,000.

(r)           Section 9.4(A) of the Loan Agreement is hereby amended by inserting the words “or Term Loan C” immediately following the words “Term Loan A” appearing in the last sentence thereof.

3.           Conditions of Effectiveness.  This Amendment No. 3 shall become effective upon satisfaction of the following conditions precedent:

(a)           Agent shall have received eight (8) copies of this Amendment No. 3 duly executed by each Borrower and each Lender;

(b)           Agent shall have received, for the pro rata benefit of the Lenders based upon their respective Term Loan C Commitments, the sum of $37,500 representing a one-quarter of one-percent (0.25%) funding fee with respect to Term Loan C, which shall be fully earned on the Amendment No. 3 Closing Date and not subject to rebate, refund, proration and/or reduction for any reason;

(c)           Agent shall have received a Term Note C dated as of the Amendment No. 3 Closing Date for each Lender, evidencing Borrowers’ Obligations with respect to each such Lender’s respective Term Loan C Commitments as of such date, in the form annexed hereto as Exhibit A, properly completed with respect to the applicable amount due each Lender;

(d)           Agent shall have received evidence, in form and substance acceptable to Agent, of a $15,000,000 cash prepayment of Term Loan B;

(e)           Agent shall have received eight (8) copies of Amendment No. 1 to Intercreditor Agreement in the form annexed hereto as Exhibit B dated as of the Amendment No. 3 Closing Date duly executed by ACAS;

(f)           Agent shall have received a true and correct copy of an amendment to the Note Purchase Agreement in form and substance satisfactory to Agent in all respects;

(g)           Undrawn Availability shall be not less than $6,000,000 after giving effect to all transactions contemplated herein on the Amendment No. 3 Closing Date;

(h)           Agent shall have received Secretary’s Certificates from each Borrower authorizing the execution, delivery and performance of Amendment No. 3 in form and substance acceptable to Agent; and

(i)           Agent shall have received opinions of counsel from counsel to each Borrower in form and substance satisfactory to Agent.

4.           Representations and Warranties.  Each Borrower hereby represents and warrants as follows:

(a)           This Amendment No. 3 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against each Borrower in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment No. 3, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 3, except to the extent any such representation or warranty expressly relates to an earlier date.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 3.

(d)           No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

(e)           The issuance of this Amendment No. 3 is permitted pursuant to all applicable law and all material agreements, documents and instruments to which any Loan Party is a party or by which any of their respective properties or assets are bound.

5.           Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Release.  Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrowers under the Loan Agreement and the other Loan Documents.  Notwithstanding the foregoing, Agent and the Lenders wish (and Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders' rights, interests, security and/or remedies under the Loan Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment No. 3 Closing Date arising out of, connected with or related in any way to this Amendment No. 3, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Advance, or the management of such Advance or the Collateral.

7.           Governing Law.  This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8.           Headings.  Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

9.           Counterparts; Facsimile.  This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first written above.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC
GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC
DURANGO BOOT COMPANY LLC
NORTHLAKE BOOT COMPANY LLC
LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Chief Financial Officer of each of the
foregoing Borrowers

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Director

Revolving Loan Commitment:
$27,118,640.00
Term Loan A Commitment:
$2,025,375.18
Term Loan C Commitment:
$4,067,796.00

BANK OF AMERICA, N.A.

By:	/s/ William J. Wilson
Name:	William J. Wilson
Title:	Vice President

Revolving Loan Commitment:
$21,186,440.00
Term Loan A Commitment:
$1,582,324.54
Term Loan C Commitment:
$3,177,966.00

CHARTER ONE BANK, N.A.

By:	/s/ James G. Zamborsky
Name:	James G. Zamborsky
Title:	Vice President

Revolving Loan Commitment:
$17,796.610.00
Term Loan A Commitment:
$1,329,152.65
Term Loan C Commitment:
$2,669,491.50

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Peter Redington
Name:	Peter Redington
Title:	A.V.P.

Revolving Loan Commitment:
$17,796.610.00
Term Loan A Commitment:
$1,329,152.65
Term Loan C Commitment:
$2,669,491.50

COMERICA BANK

By:	/s/ Harold Dalton
Name:	Harold Dalton
Title:	V.P.

Revolving Loan Commitment:
$16,101,700.00
Term Loan A Commitment:
$1,202,567.07
Term Loan C Commitment:
$2,415,255.00

Exhibit A

TERM NOTE C

$2,415,255.00	New York, New York June 28, 2006

This Term Note C (this "Note") is executed and delivered under and pursuant to the - terms of that certain Loan and Security Agreement dated January 6, 2005 (as amended by that certain Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, that certain Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, that certain Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, and as may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among ROCKY BRANDS, NC. (formerly known as ROCKY SHOES & BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing tinder the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the various other Loan Parties named therein, the various financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"). Capitalized terms*not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of Comerica Bank at Agent's offices located at GMAC Commercial Finance LLC, Structured Finance Division, 1290 Avenue of the Americas, New York, New York 10104; or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i)             the principal sum of TWO MILLION FOUR HUNDRED FIFTEEN THOUSAND TWO HUNDRED FIFTY FIVE AND NO/100 DOLLARS ($2,415,255.00), or if different from such amount, the unpaid principal balance of the Term Loan C as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof;  and

1216713 Comet-ice Tarn Note C

(ii)            interest on the principal amount of this Note from time to time outstanding payable at the applicable Interest Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Term Notes referred to in the Loan Agreement and is secured, inter al by the liens granted pursuant to the Loan Agreement and the Loan Documents, is entitled to the benefits of the Loan Agreement and the Loan Documents, and Is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 7.1(G) and 7.1(H) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the howls of an attorney to obtain or enforce payment hereof.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

(SIGNATURE PAGE TO FOLLOW]

1216713 Cometka Tenn Nok C

2

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR. LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/
Name: James E. McDonald
Title: Chief Financial Officer of each
of the foregoing Borrowers

1216713 COLOCTica Thin Note C

3

STATE OF OHIO	)
: ss.:
COUNTY OF [ATHENS]	)

On the [27] day of June, 2006, before me personally came James E. McDonald, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of the corporations  and limited liability companies described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

/s/
Notary Public

TERM NOTE C

$2,669,491.50	New York, New York June 28, 2006

This Term Note C (this "Note") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated January 6, 2005 (as amended by that certain Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, that certain Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, that certain Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, and as may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES It . BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY. SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAF'ETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the various other Loan Parties named therein, the various financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of PNC Bank, National Association at Agent's offices located at GMAC Commercial Finance LLC, Structured Finance Division, 1290 Avenue of the Americas, New York, New York 10104, or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i)            the principal sum of TWO MILLION SIX HUNDRED SIXTY NINE THOUSAND FOUR. HUNDRED NINETY ONE AND 50/100 DOLLARS ($2,669,491.50), or if different from such amount, the unpaid principal balance of the Term Loan C as may be due and owing from ➢ time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

I316712 PNCTcno Notc C

(ii)            interest on the principal amount of this Note from time to time outstanding payable at the applicable Interest Rate in accordance with the provisions of the Loan Agreement Upon and after the occurrence of an Event of Default, and during the continuation thereo4 interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Tern Notes referred to in the Loan. Agreement and is secured, inter alia by the liens granted pursuant to the Loan Agreement and the Loan Documents, is entitled to the benefits of the Loan Agreement and the Loan Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement

If an Event of Default under Section 7.1(G) and 7.1(H) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement

[SIGNATURE PAGE TO FOLLOW]

1216712 PNC TN= Note C

2

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
FJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/
Name: James E. McDonald
Title: Chief Financial Officer of each of the foregoing Borrowers

12167121,NC Taint Note C

3

STATE OF OHIO	)
: ss.:
COUNTY OF [ATHENS]	)

On the [27] day of June, 2006, before me personally came James E. McDonald, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of the corporations  and limited liability companies described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

Notary Public

HELEN O. FRANK

   Notary Public, State of Ohio
My Commission Expires March 3, 2007
     Recorded Athens Co., OH

1216713 Comcrica Term Note C

TERM NOTE C

$2,669,491.50	New York, New York June 28, 2006

This Term Note C (this "Note") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated January 6, 2005 (as amended by that certain Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, that certain Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, that certain Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, and as may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & Boars, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the various other Loan Parties named therein, the various financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan. Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of Charter One Bank, N.A_ at Agent's offices located at GMAC Commercial Finance LLC,. Structured Finance Division, 1290 Avenue of the Americas, New York, New York 10104, or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i)             the principal sum of TWO MILLION SIX HUNDRED SIXTY NINE THOUSAND FOUR HUNDRED NINETY ONE AND 50/100 DOLLARS ($2,669,491.50), or if different from such amount, the unpaid principal balance of the Term Loan C as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement 'pursuant to the terms thereof; and

1216714 Cbarkr 0114 Tenn Note C

(ii)             interest on the principal amount of this Note from time to the outstanding payable at the applicable interest Rate in accordance with the provisions of the Loan Agreement . Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Term Notes referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Loan Documents, is entitled to the benefits of the Loan Agreement and the Loan Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 7.1(G) and 7.1(H) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Evert of Default shall occur under the Loan Agreement or any of the Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[SIGNATURE PAGE TO FOLLOW]

1216714 Charter lane Term Note C

2

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEA.R„ INC.
EJ FOOTWEAR LLC
UM LEHIGH SAFETY SHOE CO. LLC GEORGIA. BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/
Name: James E. McDonald
Title: Chief Financial Officer of each
of the foregoing Borrowers

1216714 Charter One Term Note C

3

STATE OF OHIO	)
: ss.:
COUNTY OF [ATHENS]	)

On the [27] day of June, 2006, before me personally came James E. McDonald, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of the corporations  and limited liability companies described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

Notary Public

HELEN O. FRANK

   Notary Public, State of Ohio
My Commission Expires March 3, 2007
     Recorded Athens Co., OH

1216713 Comcrica Term Note C

TERM NOTE C

$3,177,966.00	New York, New York June 28, 2006

This Term Note C (this "Note") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated January 6, 2005 (as amended by that certain Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, that certain Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, that certain Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, and as may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the various other Loan Parties named therein, the various financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of Bank of America, N.A. at Agent's offices located at GMAC Commercial Finance LLC, Structured Finance Division, 1290 Avenue of the Americas, New York, New York 10104, or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i)            the principal sum of THREE MILLION ONE HUNDRED SEVENTY SEVEN THOUSAND NINE HUNDRED SIXTY SIX AND NO/100 DOLLARS ($3,177,966.00), or if different from such amount, the unpaid principal balance of the Term Loan C as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default wider the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof, and

1216711 -BOATtrin Note C

(ii)             interest on the principal amount of this Note from time to time outstanding payable at the applicable Interest Rate in accordance with the provisions of the Loan Agreement Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Term Notes referred to in the Loan Agreement and is secured, inter alia by the liens granted pursuant to the Loan Agreement and the Loan Documents, is entitled to the benefits of the Loan Agreement and the Loan Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 7.1(G) and 7.1(H) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the bands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[SIGNATURE PAGE TO FOLLOW]

12115711 - BOA Tem Note C

2

This Note shall be governed by and construed in accordance with the laws of-the State of New York.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
LT FOOTWEAR. LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By;
Name: James B. McDonald
Title: Chief Financial Officer of each of the foregoing Borrowers

1136711 • BOA Term Note C

3

STATE OF OHIO	)
: ss.:
COUNTY OF [ATHENS]	)

On the [27] day of June, 2006, before me personally came James E. McDonald, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of the corporations  and limited liability companies described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

/s/
Notary Public

HELEN O. FRANK

   Notary Public, State of Ohio
My Commission Expires March 3, 2007
     Recorded Athens Co., OH

TERM NOTE C

$4,067,796.00	New York, New York June 28, 2006

This Term Note C (this "Note") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated January 6, 2005 (as amended by that certain Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, that certain Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, that certain Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, and as may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC.), a corporation organized and existing under the laws of the State of Ohio, LIFES1'YLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA. BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the various other Loan Parties named therein, the various financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. .

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of GMAC Commercial Finance LLC at Agent's offices located at GMAC Commercial Finance LLC, Structured Finance Division, 1290 Avenue of the Americas, New York, New York 10104, or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i)            the principal sum of FOUR MILLION SIXTY SEVEN THOUSAND SEVEN HUNDRED NINETY SIX AND NO/100 DOLLARS ($4,067,796.00), or if different from such amount, the unpaid principal balance of the Term Loan C as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

1216521 CMAC Tenn Nvte C

(ii)           interest on the principal amount of this Note from time to time outstanding payable at the applicable Interest Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Term Notes referred to in the Loan Agreement and is secured, inter alia by the liens granted pursuant to the Loan Agreement and the Loan Documents, is entitled to the benefits of the Loan Agreement and the Loan Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 7.1(G) and 7.1(1) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[SIGNATURE PAGE TO FOLLOW]

1216521 GMAC Tenn Note C

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This Note shall be governed by and construed in accordance with the laws of the State of New York.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR,
Fl FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA. BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:
Name: James E. McDonald
Title: Chief Financial Officer of each of the foregoing Borrowers

1216511 GMAC Tcnn Piote C

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STATE OF OHIO	)
ss.:
COUNTY OF [ATHENS]	)

On the [27] day of June, 2006, before me personally came James E. McDonald, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of the corporations and limited liability companies described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

Notary Public

1216.521 CMACTanu Nat■ C

EXHIBIT B

AMENDMENT NO. 1

TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 ("Amendment No. 1") is entered into as of June 28, 2006, by and among GMAC Commercial Finance LLC, as agent for Lenders (in such capacity, "Agent"), American Capital Financial Services, Inc. as agent for Senior Term B Lienholders (in such capacity, "Sub-Agent"), Rocky Brands, Inc. (formerly known as Rocky Shoes & Boots, Inc.), an Ohio corporation ("Borrower", and together with the direct and indirect Subsidiaries of Borrower which are signatories hereto, jointly and severally, the "Company").

BACKGROUND

Company, Agent and Sub-Agent are parties to an Intercreditor Agreement dated as of January 6, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which Agent and Sub-Agent provide for the priorities of the "Liens" in the assets of Company granted to Sub-Agent for its benefit and the ratable benefit of Senior Term B Lienholders to the "Liens" in such assets of Company granted to Agent for its benefit and for the ratable benefit of Lenders.

Company has informed Agent and Sub-Agent of their interest in reducing their overall interest expense by prepaying to Sub-Agent for its benefit and the ratable benefit of Senior Term B Lienholders the principal sum of $15,000,000, representing 50% of the amount due and owing under the Senior Term B Notes, utilizing the proceeds of a $15,000,000 Term C Financing to be provided by Lenders. The obligation of Company to repay the loans made under the Term C Financing would be secured by the Collateral in the same priority between Agent and Sub-Agent as the Term A Financing and the Revolving Financing, and Agent and Sub-Agent have so agreed to amend the Intercreditor Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Company by Agent and Sub-Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Intercreditor Agreement.

2.            Amendment to Intercreditor Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Intercreditor Agreement is amended as follows:

(a)            Section 1.1 of the Intercreditor Agreement is amended by amending and restating the following defined terms in their entirety to provide as follows:

"Senior Indebtedness" shall mean, all obligations, liabilities and indebtedness of Company to Agent and/or Lenders under the Lending Agreements now or hereafter existing, whether principal, interest, fees,expenses, indemnification or otherwise under or in respect of the Revolving Financing, the Term A Financing and/or the Term C Financing (including all interest, charges, expenses, fees and other sums accruing after commencement of any Insolvency Proceeding by or with respect to Company). Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the Senior Indebtedness under the Lending Agreements if the principal amount of such refinanced indebtedness does not exceed the sum of the maximum permitted principal amount of the Revolving Financing and the then outstanding principal amount of either the Term A Financing or the Term C Financing, the term of the Revolving Financing does not exceed one year beyond its existing term, and if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not, in the reasonable judgment of the Senior Term B Lienholders, materially more onerous to the Senior Term B Lienholders or the Company than those set forth in the Lending Agreements, as in effect on the date of such refinancing.

(b)            Section 1.1 of the Intercreditor Agreement is amended by inserting the following defined terms in the appropriate alphabetical order to provide as follows:

"Aggregate Reduction Amount" shall have the meaning given to that term in the definition of Revolving Financing appearing herein.

"Amendment No. 1" shall mean Amendment No. 1 to this Intercreditor Agreement dated as of June 28, 2006.

"Amendment No. 1 Closing Date" shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 1 have been satisfied.

"Term C Financing" shall mean a senior secured term credit facility established on or about the Amendment No. 1 Closing Date pursuant to the Lending Agreements in an aggregate principal amount not to exceed $15,000,000, minus scheduled principal payments made thereon after the date hereof.

(c)           Clause (ii) in Section 3.2 of the Intercreditor Agreement is hereby amended and restated inits entirety as follows:

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"(ii) increase the principal amount of either the Term A Financing or Term C Financing above the amount outstanding at the time of such amendment or modification;"

(d)           Clause (v) in Section 3.2 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

"(v) extend the maturity date of either the Term A Financing or Term C Financing, extend (beyond an additional one year) the termination date of the Revolving Financing or shorten the maturity of any indebtedness or other obligations under the Lending Agreements."

(e)           Clause (2)(D) in Section 3.3 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

"(D) the aggregate principal amount of loans and letter of credit accommodations outstanding under such post-petition financing, together with the aggregate principal amount of the pre-petition Senior Indebtedness shall not exceed an amount equal to the sum of (1) $120,000,000 minus the Aggregate Reduction Amount plus (2) the then outstanding principal balance of the Term A Financing plus (3) the then outstanding principal balance of the Term C Financing and"

(f)           Section 10 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

"Prepayments. Notwithstanding anything to the contrary herein or in the Senior Term B Agreements, prior to the payment in full in cash of the Senior Indebtedness and termination of Agent's and Lenders' Commitment to lend pursuant to the Loan Agreement, Company shall not make, and neither Sub-Agent nor the Senior Term B Lienholders shall accept, any prepayment under the Senior Term B Agreements other than (i) as provided under Section 3.2 of the Note Purchase Agreement, (ii) as provided under Section 3.5 of the Note Purchase Agreement, subject to prior compliance by Company with Section 2.4(B)(3) of the Loan Agreement and (iii) a one-time prepayment on or about the Amendment No. 1 Closing Date in the aggregate principal sum of $15,000,000."

3.            Conditions of Effectiveness. This Amendment No. 1 shall become effective upon receipt by each of Agent and Sub-Agent of six (6) fully executed counterparts hereof.

4.            Effect on the Intercreditor Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Intercreditor Agreement to "this Agreement," "this Intercreditor Agreement", "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby.

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(b)           Except as specifically amended herein, the Intercreditor Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Agent or Sub-Agent, nor constitute a waiver of any provision of the Intercreditor Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

5.             Governing Law. This Amendment No. 1 shall be binding upon and inure to the benefit of Agent and Sub-Agent, and their respective successors and assigns, and shall be governed by and construed in accordance with the laws of the State of New York.

6.             Headings. Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

7.             Counterparts; Facsimile. This Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first written above.

GMAC COMMERCIAL FINANCE LLC, as Agent

by:	/s/
Name: Thomas Brent
Title: Director

AMERICAN CAPITAL FINANCIAL SERVICES, INC., as Sub-Agent

By:
Name:
Title:

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:
Name: James E. McDonald
Title: Chief Financial Officer of each of the foregoing Borrowers

1216129 — Signature Page to Intercreditor Amendment

- IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first written above.

GMAC COMMERCIAL FINANCE LLC, as Agent

By:
Name: Thomas Brent
Title: Director

AMERICAN CAPITAL FINANCIAL SERVICES, INC., as Sub-Agent

By:
Name: Kenneth E. Jones
Title: Vice President

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:
Name: James E. McDonald
Title: Chief Financial Officer of each
of the foregoing Borrowers

1216129 — Signature Page to Intercreditor Amendment

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first written above.

GMAC COMMERCIAL FINANCE LLC, as Agent

By:
Name: Thomas Brent
Title: Director

AMERICAN CAPITAL FINANCIAL SERVICES, INC., as Sub-Agent

By:
Name:
Title:

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC DURANGO BOOT COMPANY LLC NORTHLAKE BOOT COMPANY LLC LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/
Name: James E. McDonald
Title: Chief Financial Officer of Each
of the foregoing Borrowers